                                                                   EXHIBIT 10.25

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement (the "Security Agreement") is made and entered into as of this 13th day of August, 1996, by and among PerImmune Holdings, Inc., whose address is 1330 Piccard Drive, Rockville, Maryland 20850-4396 ("Holdings"), PerImmune, Inc. ("PerImmune"), Akzo Nobel Pharma International, B.V., a corporation formed under the laws of the Netherlands ("Pharma"), Organon Teknika Corporation ("OTC" together with Pharma, the "Secured Parties") and Pharma, in its capacity as Collateral Agent hereunder ("Collateral Agent").

                                    RECITAL

     WHEREAS, pursuant to that certain Promissory Note (the "Purchase Price Note") dated as of August 2, 1996, made by Holdings pursuant to Section 2.2 of the Stock Purchase Agreement, dated as of July 1, 1996 (as amended, modified or supplemented from time to time) (the "Stock Purchase Agreement"), Holdings has promised to pay to OTC an amount equal to Nine Million Two Hundred Thirty-four Thousand Nine Hundred Thirty-five Dollars ($9,234,935).

     WHEREAS, pursuant to a certain credit agreement, dated as of August 2, 1996 (as amended, modified or supplemented from time to time) (the "Credit Agreement") between PerImmune and OTC, OTC has agreed to make to or for the account of PerImmune certain loans up to Three Million Six Hundred Thousand Dollars ($3,600,000) as may be increased by One Million Eight Hundred Thousand Dollars ($1,800,000) in accordance with such Credit Agreement, to be evidenced by PerImmune's Secured Promissory Note (the "Secured Note").

     WHEREAS, pursuant to a certain working capital facility, dated as of August 2, 1996 (as amended, modified or supplemented from time to time) (the "Working Capital Facility") between PerImmune and OTC, OTC has agreed to make to or for the account of PerImmune certain loans up to Two Million Eight Hundred Seventy-one Thousand Five Hundred Thirty-two Dollars ($2,871,532) to be evidenced by PerImmune's Working Capital Secured Note (the "Working Capital Note").

     WHEREAS, pursuant to a certain intellectual property agreement by and between Holdings and Pharma dated as of August 2, 1996 (the "Intellectual Property Agreement") whereby, in consideration of the transfer to Holdings of certain patents and patent applications and other intellectual property, Holdings has agreed to make to Pharma certain future payments.

     WHEREAS, the parties hereto intend that the respective obligations of Holdings under the Purchase Price Note and under the Intellectual Property Agreement, and of PerImmune under the Credit Agreement and the Working Capital Facility shall be secured by a pledge of Holdings' right, title and interest in the Collateral (as defined herein).

     WHEREAS, the parties hereto intend that Pharma act as Collateral Agent for the equal and ratable benefit of the Secured Parties.

                                   AGREEMENT

     Now therefore, in consideration of the above recitals and the agreement hereinafter set forth, the parties hereto agree as follows:

     1. Creation of Security Interest. In order to secure the payment and performances of all Obligations, Holdings hereby grants to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, a security interest in all of Holdings' right, title and interest in and to the collateral described in Section 2 below (the "Collateral") in order to secure the payment and performance of the respective obligations of PerImmune and Holdings to Secured Parties described in Section 3 below.

     2.   Collateral.

               (a) The Collateral under this Security Agreement shall mean (i) those certain patents and patent applications set forth in Schedule A attached hereto (including, without limitation, all divisions, continuations, continuations-in-part, reissues, renewals or extensions thereof) (the "Patents") and (ii) those certain trademarks set forth on Schedule B attached hereto (including all goodwill of Holdings' business connected with the use of, and symbolized by, any and all such trademarks) (the "Trademarks").

               (b) If, before the termination of this Agreement, Holdings shall become entitled to the benefit of any patent or patent application for any division, continuation, continuation-in-part, reissues, renewal or extension of a Patent, the provisions of Section 1 shall automatically apply thereto and Holdings shall give to the Collateral Agent prompt notice thereof in writing. Holdings authorizes the Collateral Agent to modify this Agreement by amending Schedule A to reflect the addition of such patents or patent applications.

     3. Secured Obligations of Debtor. The Collateral secures and shall hereafter secure (i) the payment by PerImmune to OTC of all indebtedness now or hereafter owed to OTC by PerImmune under the Credit Facility, the Secured Note, the Working Capital Facility, the Working Capital Note and this Security Agreement together with any interest thereon and extensions, modifications and renewals thereof, and (ii) the payment of Holdings (a) to OTC of all indebtedness owed to OTC under the Purchase Price Note, and (b) to Pharma of all amounts due pursuant to Section 2.2(a)(i) and Section 2.2(b) of the Intellectual Property Agreement prior to the termination of this Agreement and
(iii) performance by Holdings of all other obligations and the discharge of all other liabilities to Secured Parties of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, joint, several and joint and several, created under this Security Agreement (together, the "Obligations"). All payments and performance shall be in accordance with the terms under which said indebtedness, obligations and liabilities were or are hereafter incurred or created.

          4. The Collateral Agent. Pharma is hereby appointed as the Collateral Agent to serve in such capacity until a successor is duly appointed. The Collateral Agent hereby accepts such appointment and acknowledges that it is acting in such capacity for the benefit of the Secured Parties.

          5. Restrictions on Future Agreements. Holdings agrees that, except as set forth in Section 8 hereof, until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, Holdings will not, without the Collateral Agent's prior written consent, (a) enter into any agreement that is inconsistent with Holdings' obligations under this Agreement or (b) sell, pledge, license or assign its interest in any of the Collateral.

          6.   Defaults and Remedies

          Holdings shall be in default under this Agreement upon the happening of any of the following events:

               (a) PerImmune fails to pay or perform any of the obligations owed to OTC in accordance with the terms upon which such obligations were incurred or created under the Secured Note or the Working Capital Note and such failure continues thereafter for a period of thirty (30) days after such sum becomes due and owing.

               (b) Holdings fails to pay or perform any of the obligations owed to OTC under the Purchase Price Note or to Pharma under Section 2.2(a)(i) and Section 2.2(b) of the Intellectual Property Agreement in accordance with the respective terms upon which such obligation was incurred or created and such failure continues thereafter, in the case of the Purchase Price Note, for a period of thirty (30) days after such sum becomes due and owing, and in the case of payments under Section 2.2(a)(i) and Section 2.2(b) of the Intellectual Property Agreement, for a period of thirty (30) days after written notice to Holdings that such sums are due and owing.

               (c) All or any portion of the Collateral is seized or levied by writ of attachment, garnishment, execution or otherwise and such seizure or levy is not released within fifteen (15) days thereof.

               (d) PerImmune executes a general assignment for the benefit of its credits, ceases to conduct its business in the ordinary course as it is now conducted, convenes any meeting of its creditors, becomes insolvent, admits in writing its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due.

               (e) Holdings executes a general assignment for the benefit of its creditors, ceases to conduct its business in the ordinary course as it is now conducted, convenes any meeting of its creditors, becomes insolvent, admits in writing its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due.

          (f) A receiver, trustee, custodian or agent is appointed to take possession of all or any substantial portion of PerImmune's assets.

          (g) A receiver, trustee, custodian or agent is appointed to take possession of all or any portion of the Collateral or all or any substantial portion of Holdings' assets.

          (h) Any case or proceeding is voluntarily commenced by PerImmune under any provision of the Federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against PerImmune.

          (i) Any case or proceeding is voluntarily commenced by Holdings under any provision of the Federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against Holdings.

Upon such default hereunder, Collateral Agent, acting for the benefit of the Secured Parties, shall have the remedies of a secured party under the applicable Uniform Commercial Code and as set forth in Section 10, PerImmune or Holdings, as appropriate, shall reimburse the Collateral Agent for all reasonable costs and reasonable attorney's fees incurred by Collateral Agent in pursuing any remedies, which costs and fees are also Obligations secured hereunder.

          7. Use and Pledge of Pledged Collateral. Unless an event of default shall have occurred, Collateral Agent, on behalf of Secured Parties, shall from time to time execute and deliver, upon written request of Holdings, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the reasonable judgment of Holdings to enable PerImmune to continue to exploit, license, use, enjoy and protect the Collateral throughout the world provided such instrument, certificate or document does not conflict with nor diminish the rights of the Collateral Agent or the Secured Parties hereunder and provided that Holdings gives adequate assurance that the proceeds of the proposed transaction will be applied toward any payment obligations that will be due and owing to Pharma under the Intellectual Property Agreement as a result of such transaction. The parties hereto each acknowledges that this Agreement is intended for the benefit of the Collateral Agent on behalf of the Secured Parties and to grant a security interest in and lien upon the Collateral and that, notwithstanding the provisions of Section 10 hereof, shall not constitute or create a present assignment of the Collateral.

     8. Transfer of Collateral. The parties hereto each recognize and acknowledge the right of Holdings under the Intellectual Property Agreement to transfer and assign to PerImmune all of Holdings' rights, title and interest in the Collateral, and the Collateral Agent and the Secured Parties agree to promptly execute and deliver all further documents and instruments, and to take all further actions that may be necessary or that Holdings or PerImmune may request, in order to reflect or acknowledge such transfer. Upon consummation of the transfer of the Collateral, PerImmune shall be bound by all terms of this Agreement.

     9. Termination of Agreement. This Security Agreement shall terminate upon the earlier of (i) full and final payment and performance of all indebtedness and obligations secured hereunder, and (ii) in the absence of a default hereunder, two (2) years from the date of this Security Agreement (provided that such term shall be extended for the length of any cure period if an event has occurred which would constitute a default if not for the additional time allowed for the cure period). At such time, Collateral Agent shall promptly execute and deliver to Holdings all deeds, assignments and other instruments (including termination statements on Form UCC-3 and documents suitable for recordation in the United States Patent and Trademark Office, the United States Copyright Office or similar domestic or foreign authority) acknowledging the termination of this Agreement and the release of the security interest in the Collateral created hereunder.

     10.  Conditional Assignment.

          10.1 In order to induce the Secured Parties to provide funds and credit as set forth above, Holdings has agreed to make the conditional assignment described in this Section 10 to the Collateral Agent of the Patents and the Trademarks to secure Holdings' and PerImmune's performance of their Obligations pursuant to this Agreement.

          10.2 Holdings hereby conditionally grants, assigns and conveys to the Collateral Agent the entire right, title and interest in and to the Patents and the Trademarks. The parties hereto acknowledge that the conditional assignment pursuant to this Section 10.2 shall have no effect, and the Collateral Agent shall have no ownership interest in the Patents and the Trademarks pursuant to this Section 10.2, unless and until there shall have occurred an event of default under Section 6 above. Upon termination of this Agreement pursuant to
Section 9 above, the conditional assignment pursuant to this Section 10.2 shall be terminated, and thereafter shall not be given any effect. Upon the occurrence of an event of default hereunder, any and all rights, residual, inchoate, by license or of any kind, that Holdings may have in the Patents and the Trademarks shall be deemed assigned to Collateral Agent, which shall then have the entire right, title and interest in and to the Patents and the Trademarks, free of any obligation to Holdings, by effect of this conditional assignment.

          10.3 If, before the Obligations shall have been satisfied in full, Holdings shall become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Section 10.2 shall automatically apply thereto and Holdings shall give to Collateral Agent prompt notice thereof in writing. Holdings authorizes Collateral Agent to modify this Agreement by amending Schedule A to include any such future patents and patent applications.

     11.  Miscellaneous Provisions

          11.1 Notices. Notices, requests and other communications hereunder shall be in writing and may be delivered personally or sent by telegram, telex or first class mail to the parties addressed as follows:

          To PerImmune:

               PerImmune, Inc.
               1330 Piccard Drive
               Rockville, MD 20850-4396
               Attention: Michael G. Hanna, Jr.

          To Holdings:

               PerImmune Holdings, Inc.
               1330 Piccard Drive
               Rockville, MD 20850-4396
               Attention: Michael G. Hanna, Jr.

          To Pharma:

               Akzo Nobel Pharma International, B.V.
               P.O. Box 20 5345 BH
               Oss, The Netherlands
               Attn: General Counsel

          To OTC:

               Organon Teknika Corporation
               100 Akzo Avenue
               Durham, N.C. 27712
               Attn: President

Such notices, requests and other communications sent as provided above shall be effective when received by the addressee thereof, but if sent by registered or certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

          11.2 Headings. All headings have been inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.

          11.3 Governing Law. This Security Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Maryland.

          11.4 Binding Agreement. All rights of Secured Parties hereunder shall inure to the benefit of each of its successors and assigns. PerImmune shall not assign any of its interest under this Security Agreement without the prior written consent of Secured Parties.

          11.5 Definitions. All terms not defined herein shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires.

          11.6 Entire Agreement. This Security Agreement, the Credit Agreement, the Working Capital Agreement, the Purchase Price Note, the Secured Note and the Working Capital Note executed in connection herewith, are intended by the parties as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions thereof.

          11.7 Severability. If any provision of this Security Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

          11.8 Jurisdiction. Pharma (including in its capacity as Collateral Agent) hereby irrevocably submits for the benefit of PerImmune and Holdings to the jurisdiction of the federal district courts located in the State of Maryland in connection with any controversy, suit, action or proceeding which may arise out of or in connection with this Security Agreement and the transactions contemplated hereby. Pharma (including in its capacity as Collateral Agent) hereby irrevocably waives any objection which it might now or hereafter have to the courts referred to in the preceding sentence being nominated as the forum to hear and determine any controversy, suit, action or proceeding which may arise out of or in connection with this Security Agreement and the transactions contemplated hereby, on the basis of improper venue, inconvenient forum or otherwise, and agrees not to claim that any such court is not a convenient or appropriate forum.

          11.9  Agent for Service of Process.

                (a) In connection with this Security Agreement and the transactions contemplated hereby, Pharma (including in its capacity as Collateral Agent) hereby agrees that the process by which any suit, action or proceeding is begun in the federal district courts located in the State of Maryland may be served on it by being delivered to Organon Teknika Corporation, 100 Akzo Avenue, Durham, N.C. 27712, Attn: President, and hereby irrevocably appoints such person as its agent for the service of process in connection therewith. If the appointment of the person mentioned in this Section 11.9 ceases to be effective, Pharma shall immediately appoint a further person to accept service of process on its behalf in Maryland and, failing such appointment within five (5) days after notice thereof to Pharma, Holdings or PerImmune shall be entitled to appoint such a person by notice to Pharma. Pharma (including in its capacity as Collateral Agent) further irrevocably consents to the service of process out of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pharma, at the address identified for it in Section 11.1, such service to become effective ten (10) days after such mailing. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

                (b) The submission to the jurisdiction of the courts referred to above shall not (and shall not be construed so as to) limit the right of Holdings or PerImmune hereby to take proceedings against Pharma (including in its capacity as Collateral Agent) with respect to this Security Agreement and the transactions contemplated hereby in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.


                                   PerImmune, Inc.


                                   By    [SIG]
                                         ---------------------------
                                   Title
                                         ---------------------------


                                   PerImmune Holdings, Inc.


                                   By    [SIG]
                                         ---------------------------
                                   Title
                                         ---------------------------


                                   Akzo Nobel Pharma International, B.V.


                                   By    [SIG]
                                         ---------------------------
                                   Title
                                         ---------------------------


                                   Organon Teknika Corporation


                                   By    [SIG]
                                         ---------------------------
                                   Title
                                         ---------------------------


                                   Akzo Nobel Pharma International, B.V.
                                   as Collateral Agent


                                         By    [SIG]
                                               ---------------------------
                                         Title
                                               ---------------------------

                                                                      Schedule A

                    Intellectual Property Security Agreement

                        Patents and Patent Applications

Title                         Country     Patent #    Allowed App #     Filed App #

Monoclonal Antibodies

Tumor specific monoclonal
antibodies                    US          4,828,991

Tumor associated
monoclonal antibodies
derived from human B-cell     US          4,997,762
line                                      5,180,814

                              AT          E71410

                              AU          589,351
                                          635,511

                              BE          0151030

                              CA                                        473130

                              CH          0151030

                              DE          P3585093

                              DK                                        408/85

                              EP          0151030

                              ES          539,987

                              FR          0151030

                              GB          0151030

                              GR          850,179

                              HU          209,519

                              IE          58,859

                              IL          74,156
                                          91,045

                              IT          0151030

                              JP          2021518                       269230/93

                              LU          0151030

                              NL          0151030

                              NZ          210,867

                              PT          79,894

                              SE          0151030

                              ZA          8,500,689

                                                                      Schedule A

                        PATENTS AND PATENT APPLICATIONS

Title                                        Country        Patent #       Allowed App#   Filed App#


Tumor specific monoclonal antibodies         US             5,106,738
Tumor associated monoclonal antibody 8IAV78  US             5,348,880
                                             AU             656785
                                             CA                            2108767
                                             EP                            92913154.8
                                             FI                            935038
                                             JP                            500176/93
                                             KR                            93/703412
                                             WO                            US92/04023
Tumor associated monoclonal antibodies       US             5,474,755
Monoclonal Antibody 88BV59                   US                            08/341469
                                             AU             651,261
                                             CA                            2083542
                                             EP                            92203827.8
                                             FI                            925638
                                             HU                            9203932
                                             ID                            P-005142
                                             IL                            103258
                                             JP                            331961/92
                                             KR                            92/23925
                                             NO                            924803
                                             NZ             245443
                                             TW                            81109353
                                             ZA             92/8880
Monoclonal antibody 88BV59, sublones and
method of making                             US                            08/192089
                                             AU                            17425/95
                                             CA                            2158572
                                             EP                            95909472.3
                                             FI                            954700
                                             JP                            520778/95


                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


TITLE                             COUNTRY      PATENT #        ALLOWED APP#      FILED APP #
-----                             -------      -----------     ------------      -----------

                                  KR                                             95/704282

                                  WO                                             US95/01440

Tumor associated monoclonal       US           5,495,002
antibody 123AV16

                                  ID                                             P-950285

                                  WO                                             EP95/00581

                                  ZA           95/1113

In-vitro method for producing     US           5,229,275
antigen specific human
monoclonal antibodies

                                  AT           E123,311

                                  AU           647;112

                                  BE           0,454,225

                                  CA                                             2,041,213

                                  CH           0,454,225

                                  DE           69,110,084.5
                                               sss

                                  DK           0,454,225

                                  EP           0,454,225

                                  ES           0,454,225

                                  FI                                             912,016

                                  FR           0,454,225

                                  GB           0,454,225

                                  GR           3,017,162

                                  IE           66,523

                                  IT           0,454,225

                                  JP                                             191343/91

                                  KR                                             91/6661

                                  NL           0,454,225

                                  SE           0,454,225

                                  ZA           91/2998

Imaging infectious foci with      US                           08/346,988
human IgM 16.88

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

TITLE                                                COUNTRY       PATENT #    ALLOWED APP #     FILED APP #
CHELATORS

Method for purifying chelator conjugated compounds      US        5,244,816

                                                        AU        656,717

                                                        CA                                       2,069,303

                                                        DK                                       0488/92

                                                        EP                                       90915696.0

                                                        FI                                       921,579

                                                        IE                                       3585/90

                                                        JP                                       514572/90

                                                        KR                                       92/700833

                                                        NZ                                       235,618

                                                        PT                                       95574

                                                        WO                                       US90/05772

                                                        ZA                                       90,8095

Chelating agents for attaching metal ions to proteins   US        5,292,868    08/430657
                                                                  5,488,126

                                                        AT        E128035

                                                        AU        638,757

                                                        BE        0429644

                                                        CA                                       2,033,086

                                                        CH        0429644

                                                        DE        690225423

                                                        DK        0429644

                                                        EP        0429644                        95200465.3

                                                        ES        0429644

                                                        FI                                       910,329

                                                        FR        0429644

                                                        GB        0429644

                                                        IE                                       1867/90

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


TITLE                                        COUNTRY   PATENT #      ALLOWED APP #     FILED APP #
                                             IT        0429644

                                             JP                                        513354/90

                                             KR                                        91/700100

                                             NL        0429644

                                             SE        0429644

                                             WO                                        US90/02910

                                             ZA        90/4047

Technetium/99M labelling of proteins         US        5,317,091

                                             AU        658,403

                                             CA                                        2104943

                                             EP                                        92907824.4

                                             FI                                        933760

                                             JP                                        507406/92

                                             KR                                        93/702561

                                             WO                                        US92/01577

Chelator IDAC-2 and methods for purifying    US                                        08/278721
chelator conjugated compounds                                                          08/442856

                                             WO                                        US95/09285

New Polyaminocarboxylate chelators           US                                        95/00068

                                             WO                                        US95/00068

Pre-Targeting

Site specific in vivo activation of          US        5,433,955                       07/300999
therapeutic drugs                                                                      08/382469

                                             AT        E123414

                                             AU        648,015

                                             BE        0454783

                                             CA                                        2025899

                                             CH        0454783

                                             DE        69019959.7

                                             DK        0454783

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                 Country   Patent #    Allowed App #   Filed App #
                                         EP     0454783
                                         ES     0454783
                                         FI                                  913,511
                                         FR     0454783
                                         GE     0454783
                                         IT     0454783
                                         JP                                  503116/90
                                         KR                                  90/702129
                                         LU     0454783
                                         NL     0454783
                                         NO                                  912,864
                                         SE     0454783
                                         WO                                  90/00503
In Vivo Binding Pair Pretargeting        US                   08/140186      08/452938
                                                                             08/461267
                                         AU     663,582
                                         CA                                  2,107,558
                                         EP                                  93906276.6
                                         FI                                  934,857
                                         ID                                  P-005991
                                         JP                                  515830/93
                                         KR                                  93/703311
                                         WO                                  US93/01858
                                         ZA     93/3035
High yield preparation of dimeric        US                                  08/397464
 to decameric chitin oligomers
                                         IL                                  117052
                                         WO                                  US96/02705

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                 Country   Patent #    Allowed App #   Filed App #
Polymer affinity systems in the          US                                 08/471264
 delivery of cytotoxic materials
 and other compounds to the site
 of disease
Immunotherapy

Active specific immunotherapy            US     5,484,596                    08/540298

CTAA 28A32, the antigen recognized       US                 08/041529
 by MCA 28A32                            AT     0537168
                                         AU     660,927
                                         BE     0537168
                                         CA                                  2079601
                                         CH     0537168
                                         DE     0537168
                                         DK     0537168
                                         EP     0537168
                                         ES     0537168
                                         FI                                  924576
                                         FR     0537168
                                         GB     0537168
                                         GR     0537168
                                         IT     0537168
                                         JP                                  508604/91
                                         KR                                  92/702530
                                         LU     0537168
                                         NL     0537168

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                 Country   Patent #    Allowed App #   Filed App #
                                         SE     0537168
                                         WO                                  US91/02459
Antigen recognized by MCA 16.88          US     5,338,832
                                         AT     E137674
                                         AU     618,209
                                         BE     0328578
                                         CA                                  571,017
                                         CH     0328578
                                         DE     P3855290.9
                                         DK                                  1025/89
                                         EP     0328578
                                         FR     0328578
                                         GB     0328578
                                         HU                                  4187/88
                                         IE                                  2034/88
                                         IL     86,958
                                         IT     0328578
                                         JP                                  505983/89
                                         LU     0328578
                                         NL     0328578
                                         NZ     225,280
                                         SE     0328578
                                         WO     US88/02245
                                         ZA     88/4777
Keyhole limpet hemocyanin composition    US     5,407,912                    08/343808
 with enhanced immunogenic activity
                                         AU                                  60519/94
                                         CA                                  2121296
                                         EP                                  94200997.8

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                 Country   Patent #    Allowed App #   Filed App #
                                         FI                                  941725
                                         ID                                  P-940578
                                         JP                                  104838/94
                                         KR                                  94/8063
                                         ZA     94/2510
Tumor associated epitope                 US                                  08/478591

CTAA 81AV78, the antigen recognized      US                                  08/150036
 by human monoclonal antibody 81AV78
                                         AU                                  20085/92
                                         CA                                  2102422
                                         EP                                  92912470.9
                                         FI                                  934,963
                                         JP                                  500223/93
                                         KR                                  93/703413
                                         WO                                  US92/04108
Others

Leukoregulin, an antitumor lymphokine    US     4,849,506
 and its therapeutic uses                       5,082,657
                                         AT     ?48617
                                         AU     592,529
                                                641,386
                                         BE     0179127
                                         CA                                  478,987
                                         CH     0179127
                                         DE     P3574710.2
                                         DK     170,781
                                                170,423
                                         EP     0179127
                                         FI     85,867
                                         FR     0179127
                                         OB     0179127

                                                                      SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS


Title                                 Country   Patent #    Allowed App #   Filed App #
                                         IT     0179127
                                         JP                                  501862/85
                                         LU     0179127                      300409/93
                                         NL     0179127
                                         NO     170,423
                                         SE     0179127
                                         WO                                  US85/00626

Urethral catheter and                    US     5,120,316
 catheterization process

Immunoreactive peptides of apo(a)        US                                  08/266407
                                                                             08/456840
                                                                             08/457449
                                                                             08/172461
                                         AU                                  81.606/94
                                         CA                                  2138605
                                         EP                                  94203653.4
                                         FI                                  945976
                                         ID                                  P-942209
                                         JP                                  318892/94
                                         KR                                  94/358098
                                         ZA     94/10145

An alignment system to overlay           US     5,299,253
 abdominal computer aided tomography
 and magnetic resonance anatomy with
 single photon emission tomography

                                                                      Schedule B

                    Intellectual Property Security Agreement

                                   Trademarks

OncoSpect(TM)
Oncovax(TM)
Onconostika(TM)
Oncoscan(TM)
Oncoselect(TM)
Apo-Tek Lp(a)*
Apo-Tek Apo E*
KLH Immune Activator*


* Final name and registration to be completed